UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
August 3, 2021
Dear Fellow Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 10:00 a.m., local time, on Wednesday, September 15, 2021.
We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. In light of the Coronavirus (COVID-19) pandemic, for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the 2021 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/APDN2021. You will also be able to vote your shares electronically at the annual meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the meeting, you will be asked to (i) elect eight directors, (ii) ratify the approval, filing and effectiveness of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000 and (iii) ratify our appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on July 19, 2021 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about August 3, 2021, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2020 Annual Report, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.
You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ James A. Hayward James A. Hayward Chairman, President and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/APDN2021 on Wednesday, September 15, 2021 at 10:00 a.m., local time, for the following purposes:
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to elect eight directors, constituting the entire board of directors of the Company (the “Board of Directors”), to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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to ratify the approval, filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on September 16, 2020 to decrease the number of our authorized shares of common stock to 200,000,000;

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to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021; and

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to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on July 19, 2021 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. In light of the Coronavirus (COVID-19) pandemic, for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/APDN2021.
A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about August 3, 2021, the Company will mail to stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2020 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Ms. Judith Murrah
Secretary
Stony Brook, New York
August 3, 2021

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
To Be Held on September 15, 2021
The Proxy Statement, along with our 2020 Annual Report, as amended, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 RATIFICATION OF THE APPROVAL, FILING AND EFFECTIVENESS OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000	14
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
MANAGEMENT AND CORPORATE GOVERNANCE	20
EXECUTIVE COMPENSATION	25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	33
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	35
HOUSEHOLDING OF PROXY MATERIALS	37
OTHER BUSINESS	38
STOCKHOLDER PROPOSALS AND NOMINATIONS	39
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	40
APPENDIX A	41
APPENDIX B	43

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790

PROXY STATEMENT
Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of Applied DNA Sciences, Inc. to be held online on Wednesday, September 15, 2021, beginning at 10:00 a.m., local time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
ABOUT THE ANNUAL MEETING
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “—  Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about August 3, 2021. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.
How do I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how you can:
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View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

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Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of  (i) the election of eight directors; (ii) the ratification of the approval, filing and effectiveness of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000; (iii) the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021; and (iv) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended September 30, 2020 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.

How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all of our director nominees or withhold your vote as to some or all of our director nominees. You may also vote for or against, or abstain from voting on the ratification of the approval, filing and effectiveness of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000 and the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “—  What are the Board of Directors’ recommendations as to the proposals to be voted on?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “—  What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on July 19, 2021, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On July 19, 2021, the record date for the meeting, there were 7,486,120 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 7,486,120 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 3,743,061 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “—  What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
What vote is required to approve each matter and how are votes counted?
Proposal No. 1: Election of Directors
The eight nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.

Proposal No. 2: Ratification of the Approval, Filing and Effectiveness of an Amendment to Our Certificate of Incorporation to Decrease the Number of Our Authorized Shares of Common Stock to 200,000,000
The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal.
An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.
How can you attend the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/APDN2021. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/APDN2021.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/APDN2021 on the day of the Annual Meeting.

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Webcast will start on September 15, 2021, at 10:00 a.m., local time.

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You will need your 16-digit control number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

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Webcast replay of the Annual Meeting will be available until September 14, 2022.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. In addition, we are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Annual Meeting?
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/APDN2021. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
How do I attend the Annual Meeting?
The meeting will be held online on September 15, 2021 beginning at 10:00 a.m., local time. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC due to the inclusion of our website address above or elsewhere in this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below under the caption “—  How can I vote my shares?”
How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16 digit control number, you may vote:
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Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/APDN2021 and having available the control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

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By Telephone — If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

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By Mail If You Are a Record Owner — Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16 digit control number, which will allow you to vote as described above or at the Annual Meeting.
If your broker has not provided you with a 16 digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

What am I voting on at the Annual Meeting?
The following proposals are scheduled for a vote at the Annual Meeting:
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Proposal No. 1:   to elect eight directors, constituting the entire Board of Directors, to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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Proposal No. 2:   to ratify the approval, filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000; and

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Proposal No. 3:   to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

Each of these proposals is described in further detail below.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:
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FOR Proposal No. 1, for the election of each of the eight nominated candidates for director;

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FOR Proposal No. 2, for the ratification of the approval, filing and effectiveness of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000; and

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FOR Proposal No. 3, for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of each of our director nominees, (ii) for the ratification of the approval, filing and effectiveness of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000; and (iii) for the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
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Non-Discretionary Items.   The election of directors is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

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Discretionary Items.   The ratification of the approval, filing and effectiveness of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000 and the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021 are discretionary items. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion if they so choose to.

We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
Yes. (1) If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on September 14, 2021, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 10:00 AM, Eastern Time, on September 15, 2021. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary. (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that is counted.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $9,000 for its services. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
Whom may I contact if I have other questions about the Annual Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8800 or you may contact Kingsdale Advisors by telephone at 1-855-682-9644.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Eight directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting to serve until the 2022 Annual Meeting of Stockholders, or until their respective successors are elected and qualified. All of the nominees are our current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees to serve until the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified. Our Certificate of Incorporation provides that the number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Company’s Bylaws. The Company’s Bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member.
On July 11, 2011, Delabarta, Inc. (“Delabarta”), a wholly owned subsidiary of ABARTA, Inc. (“ABARTA”), participated as an investor in the Company’s private placement of our common stock, as described in our Current Report on Form 8-K filed with the SEC on July 15, 2011. In connection with the investment in the Company by Delabarta, we agreed to use best efforts to nominate its designee, Mr. John Bitzer, III to the Board of Directors and elect Mr. Bitzer as a director within 30 days of the closing and to nominate and include Mr. Bitzer on the slate of nominees for the Board of Directors for election by stockholders at the annual meetings of stockholders for so long as Delabarta owns at least 2% of the outstanding shares of common stock. As of the Record Date, Delabarta owned less than 1% of the outstanding shares of the Company’s common stock. Although the Company is no longer obligated to nominate a designee of Delabarta, the Company values Mr. Bitzer’s contributions to the Board and is renominating him.
Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that any of the nominees for director named below will be unavailable to serve.
The directors standing for re-election, together with their ages as of July 19, 2021 and certain other information, are:
Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
James A. Hayward, Ph.D., Sc.D.	68	2006	Dr. James A. Hayward has been our Chief Executive Officer since March 17, 2006 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles. Following this, Dr. Hayward was Head of Product Development for the Estee Lauder companies for five years. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human gene products that was sold to Dow Chemical in 2002, and Collaborative Labs, a

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and serves on the board of Softheon Corporation and NeoMatrix Formulations, Inc.
Dr. Hayward’s experience and senior leadership positions in companies in the biotechnology, pharmaceutical and consumer-product industries, and specifically his qualifications and skills in the areas of general operations, financial operations and administration, as well as his role as the Company’s Chief Executive Officer and President led the Board of Directors to conclude that Dr. Hayward should serve as a director of the Company.

John Bitzer, III	60	2011
John Bitzer, III, joined the Board of Directors on August 10, 2011. Mr. Bitzer is the former President and Chief Executive Officer of ABARTA, Inc., a private, third and fourth generation family holding-company with operations in the soft drink and energy drink industries. In 1985, Mr. Bitzer began his career in sales for the Cleveland Coca-Cola Bottling Company. He has been Publisher of Atlantic City Magazine in Atlantic City, N.J. In 1994, he founded the ABARTA Media Group and held the position of Group Publisher. In 1997, he was named President and Chief Operating Officer of ABARTA and was President and Chief Executive Officer from 1999 to 2019. Mr. Bitzer has a bachelor’s degree from the University of Southern California and a Masters of Business Administration (“MBA”) from the University of Michigan. Mr. Bitzer’s experience as an executive officer and director of several private companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company. In connection with the investment in the Company by Delabarta, Inc. (“Delabarta”), a wholly owned subsidiary of ABARTA, during July 2011, we agreed to use best efforts to nominate its designee, Mr. Bitzer, to the Board of Directors and elect Mr. Bitzer as a director within 30 days of the closing and to nominate and include Mr. Bitzer on the slate of nominees for the Board of Directors for election by stockholders at the annual meetings of stock holders for so long as Delabarta owns at least 2% of the outstanding shares of common stock of the Company. As of July 19, 2021, Delabarta owned less than 1% of the outstanding shares of common stock of the Company. The Board of Directors believes that Mr. Bitzer’s advice makes him a valuable member of the Board of Directors.
Mr. Bitzer’s experience as an executive officer and director of several private companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Robert B. Catell	84	2016
Robert B. Catell was appointed to the Board of Directors on October 7, 2016. Since 2006, Mr. Catell has been serving as Chairman of the Advanced Energy Research and Technology Center (AERTC) at Stony Brook University. He served on the Board of New York State Energy Research & Developmental Authority. Among other accomplishments, Mr. Catell was formerly Chairman and CEO of KeySpan Corporation and KeySpan Delivery (formerly Brooklyn Union Gas), and Chairman of National Grid, U.S. and Deputy Chairman of National Grid plc, upon National Grid’s acquisition of KeySpan. He also serves on the board of several business and not-for-profit organizations.
Mr. Catell holds both a Master’s and Bachelor’s degree in Mechanical Engineering from City College of New York and is a registered Professional Engineer. He has attended Columbia University’s Executive Development Program, and the Advanced Management Program at the Harvard Business School. The Board of Directors believe that Mr. Catell’s extensive executive-level management experience, including as a director at other private and public companies and within regulated and technical industries, qualifies him to serve as one of our directors.

Joseph D. Ceccoli	58	2014	Joseph D. Ceccoli was appointed to the Board of Directors on December 3, 2014. Since 2010, Mr. Ceccoli has been the Founder, President and CEO of Biocogent, LLC (“Biocogent”), a bioscience company located at the Stony Brook Long Island High Technology Incubator. Biocogent is focused on the invention, development and commercialization of skin-active molecules and treatment products used in regulated (over-the-counter / med-care), personal care and consumer products. Prior to starting Biocogent, Mr. Ceccoli was Global Director of Operations for BASF Corporation, a global Fortune 100 company and the world’s largest global chemical company, where he was responsible for the integration, operations and growth of domestic and overseas business units from 2007 to 2008. Prior to BASF, Mr. Ceccoli was a General Manager for Engelhard Corporation, a U.S.-based Fortune 500 company and chief operating officer of Long Island-based The Collaborative Group from 2004 to 2007. Mr. Ceccoli holds a Bachelor of Science (“B.S.”) degree in Biotechnology from Rochester Institute of Technology and advanced professional training in various pharmaceutical sciences, emulsion chemistry, engineering and management disciplines. He is a member of numerous professional organizations such as the American Chemical Society and the Society of Cosmetic Chemists. Mr. Ceccoli’s experience across the bioscience and chemical markets, including in global and U.S.-based operations and management, enriches our Board of Directors. Mr. Ceccoli’s experience as an executive officer and director of several bioscience and chemical companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Yacov A. Shamash	71	2006
Dr. Yacov A. Shamash has been a member of the Board of Directors since March 17, 2006. Dr. Shamash is a Professor of Electrical and Computer Engineering at the State University of New York at Stony Brook, a position he has held since 1992. From 1992 to 2015, he was the Dean of Engineering and Applied Sciences, and from 1995 to 2004, Dr. Shamash was also the Dean of the Harriman School for Management and Policy at Stony Brook. He served as VP for Economic Development from 2001-2019. He was founder of the New York State Center for Excellence in Wireless and Information Technology at Stony Brook. Dr. Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash serves on the board of directors of public companies Comtech Telecommunications Corp., and Keytronic Corp. He is on the boards of several not for profit organizations: the Long Island First Robotics, Listnet and Broad Hollow Science Park. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from Imperial College of Science and Technology in London, England.
Dr. Shamash daily encounters leaders of businesses large and small, regional and global in their reach and, as a member of our Board of Directors, has played an integral role in our business development by providing the highest-level introductions to customers, channels to market and to the media. Dr. Shamash also brings to our Board of Directors his valuable experience gained from serving as a director at other private and public companies. The Board of Directors believes that Dr. Shamash’s technical experience and other abilities make him a valuable member of the Board of Directors.

Sanford R. Simon	78	2006	Dr. Sanford R. Simon has been a member of the Board of Directors since March 17, 2006. Dr. Simon has been a Professor of Biochemistry, Cell Biology and Pathology at Stony Brook since 1997. He joined the faculty at Stony Brook as an Assistant Professor in 1969 and was promoted to Associate Professor with tenure in 1975. Dr. Simon was a member of the board of directors of The Collaborative Group from 1995 to 2004. From 1967 to 1969, Dr. Simon was a Guest Investigator at Rockefeller University. Dr. Simon received a B.A. in Zoology and Chemistry from Columbia University in 1963, a Ph.D. in Biochemistry from Rockefeller University in 1967, and studied as a postdoctoral fellow with Nobel Prize winner Max Perutz in Cambridge, England. He maintains an active research laboratory studying aspects of cell invasion in cancer and inflammation, the uses of small molecules in modulating diverse cell functions, and novel strategies of drug delivery; he also teaches undergraduate, graduate, medical and dental students.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
			Dr. Simon has worked in the use of large biomolecules in commercial media, and we have made use of his expertise in formulating DNA into commercial carriers for specific customers. As a member of our Board of Directors, Dr. Simon has advised us on patents, provided technical advice, and introduced us to corporate partners and customers. The Board of Directors believes that Dr. Simon’s advice makes him a valuable member of the Board of Directors.
Elizabeth Schmalz Ferguson	70	2017	Ms. Elizabeth M. Schmalz Ferguson has been a member of the Board of Directors since June 2017. She has served as President of American Flavors & Fragrances, a fragrance company, since 2007. Ms. Ferguson also serves as President of her own consulting firm, Betsy Schmalz Ferguson & Associates. She served as Senior Vice President of Corporate Product Development at Estée Lauder. Ms. Ferguson’s responsibilities included overseeing product development for some of the company’s most prominent brands. Subsequently, she was Executive Vice President of Product Development at Bath and Body Works and Victoria’s Secret for The Limited. Ms. Ferguson started her senior management career at Revlon with responsibility for new product development for brands including Borghese, Ultima II and Prestige fragrances. She is an active member of Cosmetic Executive Women. She earned a bachelor’s degree in psychology from Georgian Court University. Ms. Ferguson’s track record of accomplishments as a strategist and products leader within the cosmetics and personal care industries led the Board of Directors to conclude she should serve as a director of the Company.
Scott L. Anchin	47	2019	Mr. Anchin was appointed to the Board of Directors on November 7, 2019. Mr. Anchin is a partner at Cormont Strategic Services, LLC, which provides special situation consulting and operational support. Previously Mr. Anchin served as a managing director with Opportune LLP from March 2016 to October 2018, where he provided restructuring advisory services to companies and stakeholders in distressed situations. From 2009 to February 2016, Mr. Anchin was employed by Alvarez & Marsal North America, LLC, a global professional services firm specializing in turnaround and interim management and performance improvement. He is a non-practicing certified public accountant in the State of New York and holds a B.S. in Accounting from the Wharton School of Business at the University of Pennsylvania and an M.B.A. with a concentration in Management from Columbia Business School. Mr. Anchin currently serves as a director of Genasys Inc. (Nasdaq: GNSS) and Kopin Corporation (Nasdaq: KOPN). The Board of Directors believes that Mr. Anchin’s executive-level management experience qualifies him to serve as one of our directors.
There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners (“10% stockholders”) also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms filed with the SEC with respect to the fiscal year ended September 30, 2020, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% stockholders failed to file on a timely basis, reports required by Section 16(a) during fiscal 2020; except as follows: Scott L. Anchin made one late filing on January 13, 2020, for the grant of stock options on December 12, 2019 and January 2, 2020.
Vote Required
The eight nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, a quorum being present, will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees. In the absence of instructions to the contrary, the shares represented by the accompanying proxy card will be voted “FOR” all the nominees named above.
The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2
RATIFICATION OF THE APPROVAL, FILING AND EFFECTIVENESS OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000
Our board of directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the Delaware General Corporation Law, or the DGCL, the approval, filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation, filed with the Secretary of State of Delaware on September 16, 2020 (the “September 2020 COI Amendment”) to decrease the number of our authorized shares of common stock from 500,000,000 to 200,000,000 (the “Authorized Shares Decrease”) which became effective on September 17, 2020 (the “COI Amendment Ratification”). This ratification would be retroactive to the effectiveness of the September 2020 COI Amendment.
The Authorized Shares Decrease reduced the Company’s annual Delaware franchise tax by approximately 50%. The board of directors believes that such reduction allows the Company to maintain an adequate reserve of authorized but unissued shares for future events that would require the issuance of additional shares of our common stock, such as capital-raising transactions, issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of stock-based consideration. Therefore, the board of directors is seeking ratification of the approval, filing and effectiveness of an amendment to our COI to reduce our authorized shares of common stock.
At our 2020 Annual Meeting held on September 16, 2020, we sought stockholder approval of an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 500,000,000 to 200,000,000 shares (we refer to the proposal presented at the 2020 Annual Meeting in connection with the Authorized Shares Decrease as the “Prior Proposal”). At the 2020 Annual Meeting, our inspector of elections determined that the Prior Proposal received the requisite stockholder approval and certified that the Prior Proposal passed. We subsequently filed the September 2020 COI Amendment with the Secretary of State of the State of Delaware on September 16, 2020.
As part of our inspector of elections’ determination of our voting results, votes cast by brokers, trustees, banks or other nominees without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the Prior Proposal in accordance with the rules of New York Stock Exchange (the “NYSE”) that govern how brokers, trustees, banks or other nominees may cast such votes. These NYSE rules are applicable to brokers, trustees, banks and other nominees regardless of whether the issuer is listed on the NYSE or Nasdaq. Therefore, these rules apply to us as a Nasdaq listed company. Certain statements made in the definitive proxy statement for the 2020 Annual Meeting, which was filed on Schedule 14A with the SEC on July 16, 2020, or the Prior Proxy Statement, were inconsistent with this treatment. The Prior Proxy Statement stated that brokers, trustees, banks and other nominees would not have discretion to vote for approval of the Prior Proposal without instruction.
Although our inspector of elections certified that the Prior Proposal passed, our board of directors has determined that the description of the authority of brokers and nominees to vote on the Prior Proposal without instruction in the Prior Proxy Statement may create some uncertainty as to the effect of the vote obtained at the 2020 Annual Meeting and, accordingly, uncertainty regarding the validity of the September 2020 COI Amendment and the Authorized Shares Decrease. As a result, the board of directors has determined that it is in the best interests of the company and our stockholders to ask our stockholders to ratify the approval, filing and effectiveness of the September 2020 COI Amendment and the Authorized Shares Decrease pursuant to Section 204 of the DGCL in order to eliminate any uncertainty regarding their validity or effectiveness. If the COI Amendment Ratification is approved by stockholders and becomes effective, the ratification will be retroactive to (i) in the case of the Authorized Shares Decrease, September 16, 2020, which was the date the Authorized Shares Decrease became effective, and (ii) in the case of the September 2020 COI Amendment, September 17, 2020, which was the date of effectiveness of the September 2020 COI Amendment.

Our Board of Directors Approved the Ratification of the September 2020 COI Amendment and the Authorized Shares Decrease
Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. We do not believe that it is clear that the approval, filing and effectiveness of the September 2020 COI Amendment and the Authorized Shares Decrease are invalid and ineffective. However, on July 8, 2021, after consultation with counsel, our board of directors determined that it would be advisable and in the best interests of the Company and our stockholders to ratify the approval, filing and effectiveness of the September 2020 COI Amendment and the Authorized Shares Decrease pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to their validity or effectiveness, and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the COI Amendment Ratification. Our board of directors also recommended that our stockholders approve the COI Amendment Ratification for purposes of Section 204 of the DGCL, and directed that the COI Amendment Ratification be submitted to our stockholders for approval.
The text of Sections 204 and 205 of the DGCL are attached hereto as Appendix B.
Filing of a Certificate of Validation
Upon the receipt of the required vote of the stockholders to approve the COI Amendment Ratification, we intend to file a certificate of validation with respect to the September 2020 COI Amendment and the Authorized Shares Decrease with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the “validation effective time” of the COI Amendment Ratification within the meaning of Section 204 of the DGCL.
Retroactive Ratification of the September 2020 COI Amendment and the Authorized Shares Decrease
The effect of the ratification will be retroactive (i) in the case of the Authorized Shares Decrease, September 16, 2020, which was the date the Authorized Shares Decrease became effective, and (ii) in the case of the September 2020 COI Amendment, September 17, 2020, which was the date of effectiveness of the September 2020 COI Amendment. When the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the September 2020 COI Amendment and the Authorized Shares Decrease are void or voidable as a result of the potential failure of authorization described above.
Time Limitations on Legal Challenges to the Ratification of the September 2020 COI Amendment and the Authorized Shares Decrease
If the COI Amendment Ratification becomes effective, under the DGCL, any claim that (i) the September 2020 COI Amendment or the Authorized Shares Decrease ratified pursuant to the COI Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the COI Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.
The Consequences if the COI Amendment Ratification is Not Approved by Stockholders
If the COI Amendment Ratification is not approved by the requisite vote of the stockholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the COI Amendment Ratification will not become effective, in accordance with Section 204 of the DGCL. The failure to approve the COI Amendment Ratification may leave us exposed to potential claims that (i) the vote on the Authorized Shares Decrease proposal did not receive the requisite stockholder approval, (ii) the September 2020 COI Amendment was therefore not validly implemented by our board of directors, and the Authorized Shares Decrease was not validly effected, and (iii) actions taken by us in reliance on the Authorized Shares Decrease were improperly effected.

Vote Required
The affirmative vote of at least a majority of the outstanding shares of common stock is required to approve this proposal. Abstentions will have the same effect as shares voted against this proposal. The NYSE has informed us that a vote on this proposal will be considered a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion if they so choose to. However, should such a broker, bank or other nominee elect to broker non-vote on this proposal, such broker non-vote will be counted as a vote against this proposal. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the ratification of the COI Amendment Ratification. If no instructions are indicated on such proxy, the shares will be voted “FOR” the ratification of the COI Amendment Ratification.
Our Board of Directors May Abandon the COI Amendment Ratification
The General Corporation Law of the State of Delaware permits a board of directors to abandon an amendment to a certificate of incorporation, notwithstanding the ratification of same by the stockholders, at any time before the effectiveness of the filing of such amendment to the certificate of incorporation with the Secretary of State of the State of Delaware, if so provided in the resolution authorizing such amendment. Your ratification of the COI Amendment Ratification set forth in this Proposal No. 2 will permit our board of directors to, at any time prior to the effectiveness of the filing of the COI Amendment Ratification with the Secretary of State of the State of Delaware, and notwithstanding the ratification of such COI Amendment Ratification by the stockholders of the Company, abandon such amendment without further action by our stockholders.
Effectiveness of the COI Amendment Ratification
If the vote of our stockholders required to ratification the COI Amendment Ratification set forth in this Proposal No. 2 is obtained, and our board of directors does not abandon the COI Amendment Ratification, we will file the COI Amendment Ratification with the Secretary of State of the State of Delaware at such time as our board of directors determines in its sole discretion. If the vote of our stockholders required to ratify the COI Amendment Ratification set forth in this Proposal No. 2 is not obtained, the COI Amendment Ratification will not become effective.
The Board of Directors deems Proposal No. 2 “Ratification of the Approval, Filing and Effectiveness of an Amendment to Our Certificate of Incorporation, Filed with the Secretary of State of the State of Delaware on September 16, 2020 to Decrease the Number of Our Authorized Shares of Common Stock to 200,000,000, Which Became Effective on September 16, 2020” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” ratification thereof.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has appointed Marcum LLP (“Marcum,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending September 30, 2021. Marcum has been our independent registered public accounting firm since it was appointed on June 23, 2014 to audit our consolidated financial statements for the fiscal year ended September 30, 2014. Since that date, Marcum has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Marcum LLP are expected to be present at the Annual Meeting, in person or telephonically, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in our and our stockholders’ best interests. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.
Audit and Other Fees
The following table sets forth fees billed to us by our current independent auditors during the fiscal years ended September 30, 2020 and 2019 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.
Marcum LLP
	Fiscal year ended September 30, 2020	Fiscal year ended September 30, 2019
(i) Audit Fees	$221,780	$251,835
(ii) Audit Related Fees	—	—
(iii) Tax Fees	27,329	17,000
(iv) All Other Fees	—	—
Total Fees	$249,109	$268,835
Audit Fees — Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including registration statements.
Audit Related Fees — Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” such as accounting consultation and audits in connection with acquisitions.
Tax Fees — Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
All Other Fees — Consists of fees for products and services other than the services reported above.
The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has determined that independence has been maintained.

Audit Committee Report
The audit committee of the Board of Directors (the “audit committee”) operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance — Board of Directors Structure and Committee Composition — Audit Committee.”
The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Marcum was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ending September 30, 2020 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.
The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended September 30, 2020 with management. The audit committee discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The audit committee considered any fees paid to Marcum for the provision of non-audit related services and does not believe that these fees compromised Marcum’s independence in performing the audit.
Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 for filing with the SEC.
THE AUDIT COMMITTEE
John Bitzer, III (Chairperson)
Joseph Ceccoli
Yacov Shamash
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2021. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2021 is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the ratification of Marcum as our auditors for the fiscal year ending September 30, 2021. If no instructions are indicated on such proxy, the shares will be voted “FOR” the ratification of Marcum as our auditors for the fiscal year ending September 30, 2021.
The Board of Directors deems Proposal No. 3 “Ratification of Appointment of Independent Registered Accounting Firm” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

MANAGEMENT AND CORPORATE GOVERNANCE
Information Regarding the Board of Directors
Members
Our Board of Directors currently consists of eight members: James A. Hayward, John Bitzer, III, Robert B. Catell, Joseph D. Ceccoli, Scott L. Anchin, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Ferguson. Our Board of Directors has nominated the eight incumbent directors for re-election at the Annual Meeting. Please see “Proposal No. 1 — Election of Directors” for the names, ages and business experience of each of the Company’s director nominees for election at the Annual Meeting.
Director Independence
The Board of Directors has determined that currently and at all times during the fiscal year ended September 30, 2020, each of our directors other than Dr. Hayward — consisting of John Bitzer, III, Robert B. Catell, Joseph D. Ceccoli, Scott L. Anchin, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Ferguson — are and were “independent” as defined by the listing standards of Nasdaq, constituting a majority of independent directors on our Board of Directors as required by the rules of Nasdaq. The Board of Directors considers in its evaluation of independence whether any director has a relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities of a director.
Board of Directors Leadership Structure and Role in Risk Oversight
Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that Dr. Hayward’s dual role as both Chairman of the Board of Directors and Chief Executive Officer serves the best interests of both us and our stockholders. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Dr. Hayward possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the time and attention of the Board of Directors are focused on the most critical matters. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board of Directors, helping both to act with a common purpose.
The Board of Directors appreciates that the advantages gained by having a single Chairman and Chief Executive Officer must be viewed in light of potential independence concerns. The Board of Directors considers, however, that we have adequate safeguards in place to address those concerns, including, for example, our Board of Directors consisting of a supermajority of independent directors. In addition, our audit, compensation and nominating committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive management, the selection and evaluation of directors, and the development and implementation of corporate governance policies, each consist entirely of independent directors.
Our risk management program is overseen by our Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board of Directors committee or the full Board of Directors for oversight. For example, strategic risks are referred to the full Board of Directors while financial risks are referred to the audit committee. The Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Also, the compensation committee periodically reviews the most important risks to our business to ensure that compensation programs do not encourage excessive risk-taking and promote our goals and objectives.
Board of Directors Structure and Committee Composition
In June 2008, our Board of Directors established a standing compensation committee (the “compensation committee”) and in September 2011, our Board of Directors established an audit committee and a nominating committee (the “nominating committee”). Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on our web site at www.adnas.com/adnas_home/investors/ or by writing to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC.
During fiscal 2020, the Board of Directors held fourteen formal meetings (including regularly scheduled and special meetings) and acted by unanimous written consent two times. During fiscal 2020, each director attended at least 75% of all meetings of the Board of Directors during the time such director was a member of the Board of Directors and of all meetings of the committee or committees on which he served, with the exception of John Bitzer, III and Robert B. Catell. Directors are strongly encouraged to attend our annual meetings of stockholders. All directors then serving on the Board of Directors attended the Company’s annual meeting of stockholders held in 2020.
The membership of each of the audit committee, the compensation committee, and the nominating committee is composed, and was composed during the fiscal year ended September 30, 2020, entirely of independent directors. In addition, the members of the audit committee meet the heightened standards of independence for audit committee members required by SEC rules and Nasdaq rules. The committee membership and the responsibilities of each of the committees during the fiscal year ended September 30, 2020 are described below.
Name	Audit	Compensation	Nominating
James A. Hayward	—	—	—
John Bitzer, III(I)
Robert B. Catell(I)	—	—	—
Joseph D. Ceccoli(I)			—
Sanford R. Simon(I)	—	—
Yacov A. Shamash(I)
Elizabeth M. Schmalz Ferguson(I)	—	—	—
Scott L. Anchin

Chairperson

Member

(I)
Independent director

Audit Committee
Messrs. Bitzer (Chairperson), Ceccoli and Shamash served during the fiscal year ended September 30, 2020, and currently continue to serve, on the audit committee. The Board of Directors has determined that each member of the audit committee is independent within the meaning of the director independence standards of the company and Nasdaq as well as the heightened director independence standards of the SEC for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the audit committee is financially sophisticated and is able to read and understand consolidated financial statements and that Mr. Bitzer is an “audit committee financial expert” as defined in the Exchange Act. During fiscal 2020, the audit committee held four formal meetings.
The composition and responsibilities of the audit committee and the attributes of its members, as reflected in the charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee charter will be reviewed, and amended if necessary, on an annual basis.

The audit committee assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and the disclosure and financial reporting process, our system of internal controls, our internal audit function, the qualifications, independence and performance of our independent registered public accounting firm, compliance with our code of ethics and legal and regulatory requirements. The audit committee has the sole authority to appoint, retain, terminate, compensate and oversee the work of the independent registered public accounting firm, as well as to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm.
Compensation Committee
Messrs. Bitzer, Ceccoli, and Shamash (Chairperson) served on the compensation committee during the fiscal year ended September 30, 2020, and currently continue to serve, on the compensation committee. The compensation committee reviews and approves salaries and bonuses for all officers, reviews and approves directors’ compensation, administers options outstanding under our stock incentive plan, provides advice and carries out the responsibilities required by SEC rules. The compensation committee believes that its processes and oversight should be directed toward attracting, retaining and motivating employees and non-employee directors to promote and advance our interests and strategic goals. As requested by the compensation committee, the Chief Executive Officer will provide information and may participate in discussions regarding compensation for other executive officers. The compensation committee does not utilize outside compensation consultants but considers other general industry information and trends if available. During fiscal 2020, the compensation committee held four formal meetings.
Nominating Committee
Messrs. Shamash (Chairperson), Bitzer and Simon served during the fiscal year ended September 30, 2019, and currently continue to serve, on the nominating committee. The Board of Directors has determined that each member of the nominating committee is independent within the meaning of the director independence standards of the Company, Nasdaq and the SEC. The nominating committee did not hold any formal meetings during fiscal 2020.
The nominating committee is responsible for, among other things: reviewing Board of Directors composition, procedures and committees, and making recommendations on these matters to the Board of Directors; and reviewing, soliciting and making recommendations to the Board of Directors and stockholders with respect to candidates for election to the Board of Directors.
Process for Identifying and Evaluating Nominees for the Board of Directors
Director Qualifications.   The nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.
Identifying Nominees.   The nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).
Stockholder Candidates.   The nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our bylaws permit stockholders to nominate candidates and one of the duties set forth in the nominating committee charter is to consider director candidates submitted by stockholders in accordance with our bylaws. The nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our bylaws and the procedures described under “Stockholder Proposals and Nominations” below.

Review of Director Nominees.   The nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.
Stockholder Proposals and Nominations.   In order for a stockholder to nominate a person for election as a director at the 2021 Annual Meeting of stockholders, you must provide written notice to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire (after such form has been provided by the Company), representation and agreement. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.
Stockholder Communications with the Board of Directors
Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.
Code of Ethics
Our Board of Directors adopted a “code of ethics” as defined by regulations promulgated under the Securities Act and the Exchange Act (our “Code of Business Conduct and Ethics”) that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is designed to codify the ethical standards that we believe are reasonably designed to deter wrong-doing and promote honest and ethical conduct.
We have established procedures to ensure that suspected violations of the Code of Business Conduct and Ethics may be reported anonymously. A current copy of our Code of Business Conduct and Ethics is available on our website at www.adnas.com/adnas_home/investors/. A copy may also be obtained, free of charge, from us upon a request directed to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Business Conduct and Ethics granted to directors and officers by posting such information on our website available at www.adnas.com and/or in our public filings with the SEC.
Code of Ethics
Our Board of Directors has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Executive Officers
Our current executive officers, and their ages and positions as of July 19, 2021, are set forth below.
Dr. James A. Hayward, age 68, has been our Chief Executive Officer since March 17, 2006 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles. Following this, Dr. Hayward was Head of Product Development for the Estee Lauder companies for five years. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human gene products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. Dr. Hayward also serves on the board of directors Softheon Corporation and NeoMatrix Formulations, Inc.
Beth Jantzen, age 44, appointed as our Chief Financial Officer, effective February 15, 2015. Ms. Jantzen has held the position of Controller since May 2013. Prior to joining the Company, Ms. Jantzen was a senior manager at Marcum LLP, our independent registered accounting firm from January 2000 until June 23, 2014, where she managed multiple engagements and specialized in SEC policies, practices and procedures, including Sarbanes-Oxley compliance. Ms. Jantzen holds a B.S. in Accounting from the State University of New York at Binghamton and is also a Certified Public Accountant (CPA).
Judith Murrah, age 63, has been our Chief Operating Officer since January 19, 2021, our Chief Information Officer since June 1, 2013 and our Secretary since December 22, 2017. Ms. Murrah is responsible for operations functions, including the development of key customer and partner relationships, quality assurance oversight, and operations management, as well as information technology strategy. Ms. Murrah was previously the Senior Director of Information Technology at Motorola Solutions, which had acquired her former firm, Symbol Technologies. Her role at Motorola Solutions included overseeing global IT program management office, financial and supplier operations and quality assurance. At Symbol, Ms. Murrah held leadership positions in product line management, global account sales, corporate and marketing communications and IT. Ms. Murrah holds an MBA from Harvard Business School, and a B.S. in Industrial Engineering from the University of Rhode Island. She is an author on fourteen U.S. patents. Ms. Murrah is co-founder and President of non-profit ConnectToTech, a recognized leader in engaging students in science, technology, engineering and math disciplines and serves on the Middle Country Library Foundation Board. Ms. Murrah was named to 2005 and 2006 Top 50 Women of Long Island and received the inaugural 2001 Diamond Award for Long Island Women Leaders in Technology.
Clay Shorrock, age 37, has been our Chief Legal Officer and Executive Director, Business Development, since April 1, 2021. Mr. Shorrock leads the Company’s legal, regulatory, IP, and business development functions. Mr. Shorrock served as in-house general and IP counsel to the Company from 2016 through 2019, and thereafter as outside general and IP counsel before returning to the full time employ of the Company. Mr. Shorrock has been instrumental in the development of the CertainT® platform utilized in supply chain security applications and the expansion of the Company’s core PCR-manufacturing capabilities into biotherapeutics and diagnostics. He also led the effort to secure Emergency Use Authorization for the Company’s LineaTM COVID-19 Assay Kit and subsequent amendments that increased the assay’s utility. Mr. Shorrock holds a B.A. in Biology from Franklin and Marshall College and a J.D. with a concentration in intellectual property from Seton Hall University Law School.
Our executive officers are elected by, and serve at the discretion of, our Board of Directors. There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

EXECUTIVE COMPENSATION
Compensation Overview
Our compensation approach is necessarily tied to our stage of development as a company. We have historically been principally devoted to developing DNA embedded biotechnology security solutions, but have more recently also supplied DNA for use in in vitro medical diagnostics, preclinical biotechnology and preclinical drug and biologic development and manufacturing markets. We have established diagnostic and surveillance testing programs for COVID-19, further positioned our proprietary LinearDNA™ manufacturing platform as an alternative to traditional vaccine development technologies, and redirected resources to our biotherapeutics and diagnostics markets, including vaccine development programs. We also have undertaken preliminary steps towards the development of drugs and biologics.
We have necessarily limited the establishment of extensive administrative and operating infrastructure, and a formal executive compensation policy has not been established. We have a compensation committee of the Board of Directors that is responsible for all compensation matters of our directors and executive officers. The compensation of all our named executive officers, is approved by our compensation committee, which in turn reviewed the recommendation of our Chief Executive Officer (except with respect to his own compensation). As discussed below, the recommendation of our Chief Executive Officer is largely discretionary, based on his subjective assessment of the particular executive. As we continue to grow, we expect that the specific direction, emphasis and components of our executive compensation program will continue to evolve. The compensation committee has overall responsibility for approving and evaluating our executive officers’ compensation plans, policies and programs. Our compensation program is designed to employ best practices in executive compensation and consider all relevant regulatory guidance regarding sound incentive compensation policies. The remainder of this section provides a general summary of our compensation policies and procedures.
Our Executive Compensation Philosophy and Objectives
General
The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, we attempt to tailor an executive’s compensation to (1) retain and motivate the executive, (2) reward him or her upon the achievement of Company-wide and individual performance, and (3) align the executive’s interest with the creation of long-term stockholder value, without encouraging excessive risk taking. To that end, and within the context of the stage of our Company, we have historically compensated our named executive officers through a mix of base salary, equity-based incentives, and cash bonuses.
Our business model is based on our ability to establish long-term relationships with clients and to maintain our strong mission, client focus, entrepreneurial spirit and team orientation. We have sought to create an executive compensation package that balances short-term versus long-term components when considering cash bonuses and employee equity awards, in ways we believe are most appropriate to motivate senior management and reward them for achieving the following goals:
•
Develop a culture that embodies a commitment for our business, creative contribution and a drive to achieve established goals and performance objectives;

•
Provide leadership to the organization in such a way as to maximize the results of our business operations;

•
Lead us by demonstrating forward thinking in the operation, development and expansion of our business;

•
Effectively manage organizational resources to derive the greatest value possible from each dollar invested; and

•
Take strategic advantage of the market opportunity to expand and grow our business and revenues.

We believe that having a compensation program designed to align executive officers to meet our business objectives and to reinforce excellent performance and accountability is the cornerstone to successfully implement and achieve our strategic plan. In determining the compensation of our executive officers, we are guided by the following key principles:
•
Competition.   Compensation should reflect the competitive marketplace, so we can retain, attract and motivate talented executives.

•
Accountability for Business Performance.   Compensation should be tied to financial performance, so that executives are held accountable through their compensation for contributions to the performance of our company as a whole as well as their performance of the business unit for which they are responsible.

•
Accountability for Individual Performance.   Compensation should be tied to the individual’s performance to encourage and reflect individual contributions to our company’s performance. We consider individual performance as well as performance of the business and responsibility areas that an individual oversees, and weigh these factors as appropriate in assessing a particular individual’s performance.

•
Alignment with Stockholder Interests.   Compensation should be tied to our financial performance through equity awards to align executives’ interests with those of our stockholders.

Our executive compensation structure not only aims to be competitive in our industry, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short-term and long-term performance and relative to the value we deliver to our stockholders. We seek to maintain a performance-oriented culture and a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved.
The Chief Executive Officer is the only named executive officer with an employment agreement. In addition, there are no change in control, severance or noncompetition agreements with any other named executive officer, nor are we otherwise obligated to pay any named executive officers any amounts if there is a change in control of the Company or if such named executive officer’s employment with us terminates, except for the Chief Executive Officer, as described below in the section entitled “— Employment Agreement with Dr. James A. Hayward.”
Determination of Executive Compensation Awards
The compensation committee establishes and monitors the basic philosophy governing the compensation of the Chief Executive Officer. On an annual basis, the compensation committee reviews the compensation of the Chief Executive Officer including incentive compensation plans and equity-based plans. Compensation decisions for all of our other executive officers are also approved by our compensation committee, after reviewing the recommendations of our Chief Executive Officer. We have traditionally placed significant emphasis on the recommendations of our Chief Executive Officer with respect to the determination of executive compensation (other than his own), in particular with respect to the determination of base salary, cash incentive and equity incentive awards, and typically followed such recommendations as presented by our Chief Executive Officer. However, the compensation committee in reviewing such recommendations is free to make decisions that are contrary to the Chief Executive Officer’s recommendations. The compensation committee’s composition and oversight of our executive compensation program is described in more detail above in the section entitled “—  Compensation Committee.”
For purposes of determining our executive officer compensation in the fiscal year ended September 30, 2020 and in prior fiscal years, we considered the following factors: our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; the roles and responsibilities of our executives; the individual experience and skills of, and expected contributions from, our executives; the amounts of compensation being paid to our other executives; our executives’ historical compensation at our Company; an assessment of the professional effectiveness and capabilities of the executive officer, the Company’s performance and financial position; and the performance of the executive officer against the corporate and other scorecards used to determine incentive compensation. While we have not used any formula or formal benchmarking to determine compensation based on these factors, we have placed the most emphasis in determining compensation on our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities and the subjective assessment of the professional effectiveness and capabilities of the executive officer. Our understanding of the amount of compensation generally paid by similarly situated companies was based on our compensation committee’s and our Chief Executive Officer’s own business judgment and collective experience in such matters.
Base Salary
Our compensation committee sets the Chief Executive Officer’s base salary annually in accordance with the terms of his employment agreement (provided that unless otherwise consented to by the Chief Executive Officer, any change by the compensation committee may increase, but not decrease, the Chief Executive Officer’s annual rate of base salary). As of September 4, 2019, Dr. Hayward voluntarily reduced his salary from the then-current rate of $250,000 to $50,000. Dr. Hayward’s salary was subsequently increased to $150,000 during December 2019. As of October 3, 2020, the Company re-affirmed the employment agreement’s annual salary of $400,000, and from that date Dr. Hayward’s salary was paid at that rate.
The base salary for each of the other named executive officers is reviewed annually by the Chief Executive Officer and any adjustments recommended by him are subject to the review and approval by the compensation committee. At the beginning of fiscal 2020, the salaries of Mses. Jantzen and Murrah were $228,000. As of December 3, 2019, the salaries of Mses. Jantzen and Murrah were each increased to $250,000. At the start of the 2021 fiscal year, Ms. Jantzen’s base salary was maintained at $250,000 and then subsequently increased to $300,000 effective March 5, 2021. At the start of the 2021 fiscal year, Ms. Murrah’s base salary was increased to $300,000, and then subsequently increased to $325,000 in connection with her promotion to COO, effective January 23, 2021. Adjustments to base salary are based upon a review of a variety of factors, including the following:
•
individual and Company performance, measured against quantitative and qualitative goals, such as our growth, revenue, profitability and other matters;

•
duties and responsibilities as well as the executive’s experience; and

•
the types and amount of each element of compensation to be paid to the named executive officer.

Cash Bonuses
The Chief Executive Officer is paid cash bonuses in accordance with the terms of his employment agreement as well as based on the discretion of the compensation committee. We pay discretionary cash bonuses to our other named executive officers, which are recommended by the Chief Executive Officer, although the final determination of such bonuses are made by the compensation committee. The cash bonuses, if any, which are determined after the end of each fiscal year and may be paid annually, are intended to recognize and reward those named executive officers who have contributed meaningfully to our performance for the prior year. Both personal and the Company’s performance are factors that the compensation committee and Chief Executive Officer typically consider in deciding whether to award a cash bonus to a named executive officer and the amount of such bonus.
In recognition of Dr. Hayward’s contributions to the Company, on October 19, 2020, the Company awarded Dr. Hayward a one-time discretionary bonus of $250,000 which was paid on October 30, 2020. Ms. Beth Jantzen and Ms. Murrah were each awarded on October 2, 2020 a cash bonus of $42,116, paid on October 16, 2020.
In addition, effective March 15, 2018, the compensation committee approved a bonus of  $121,125 that would be payable to Dr. Hayward if and when the Company reaches $3,000,000 in revenues for two consecutive quarters or $12,000,000 in revenues for a fiscal year (the “Revenue Goals”), provided that Dr. Hayward is still employed by the Company on such date (the “Revenue Bonus”). Effective May 2, 2018, the compensation committee increased the amount of the Revenue Bonus to $403,623; effective December 27, 2018, to $553,623, and effective December 5, 2019 to $803,623, plus interest. The revenue targets underlying the Revenue Bonus have not yet been achieved. However, on March 2, 2021, the Company entered into a letter agreement with Dr. Hayward whereby the Company accelerated the payment of $566,840 of the

Revenue Bonus in recognition of his contributions to the Company, in exchange for Dr. Hayward agreeing to waive his right to earn any remaining portions of the Revenue Bonus.
Long-term Stock-Based Compensation
Our long-term compensation program has historically consisted solely of stock options. Option grants made to executive officers are designed to provide them with an incentive to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders. Through possession of stock options, our executives participate in the long-term results of their efforts, whether by appreciation of our Company’s value or the impact of business setbacks, either Company-specific or industry-based. Additionally, stock options provide a means of ensuring the retention of our executive officers, in that they are in most cases subject to vesting over an extended period of time.
Stock options provide executives with a significant and long-term interest in our success. By only rewarding the creation of stockholder value, we believe stock options provide our executive officers with an effective risk and reward profile. Although it is our current practice to use stock options as our sole form of long-term incentive compensation, the compensation committee reviews this practice on an annual basis in light of our overall business strategy, existing market-competitive best practices and other factors.
Stock options are granted to our executive officers in amounts determined by the compensation committee in its discretion. Stock grants have not been formula-based, but instead have historically been granted taking into account a mixture of the following qualitative factors: the executive’s level of responsibility; the competitive market for the executive’s position; the executive’s potential contribution to our growth; and the subjective assessment of the professional effectiveness and capabilities of these executives.
Stock options are granted periodically. Historically we have granted our executive officers a combination of stock options that vest over a period of time and stock options that are immediately exercisable. On June 3, 2020, we granted each of our named executive officers a stock option to purchase 6,965 shares of our common stock, which were immediately exercisable upon grant and have a ten year term.
Benefits
We provide the following benefits to our executive officers on the same basis as the benefits provided to all employees:
•
health and dental insurance;

•
life insurance;

•
short-and long-term disability; and

•
401(k) Plan (currently there is no employer matching)

These benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.

Summary Compensation Table
The following table sets forth the compensation of our named executive officers for the fiscal years ended September 30, 2020 and 2019.
	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James A. Hayward	2020	125,000	250,000	—	51,339	16,615	442,954
Chairman, President and CEO	2019	232,692	—	—	125,693	16,615	375,000
Beth M. Jantzen	2020	236,154	42,116	—	51,339	—	329,609
CFO	2019	221,538	—	—	1,456	—	222,994
Judith Murrah	2020	236,154	42,116		51,339	—	329,609
CIO, COO	2019	221,538	—		2,419	—	223,957

(1)
Represents the grant date fair value calculated in accordance with FASB ASC Topic 718, or ASC 718, based on the Black Scholes value of the options on the grant date. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for the fiscal year ended September 30, 2020 filed with the SEC on December 17, 2020 under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Based Compensation.”

(2)
Represents reimbursement payments to Dr. Hayward for costs associated with an automobile used by Dr. Hayward.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information concerning outstanding equity awards as of September 30, 2020 held by the named executive officers.
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James A. Hayward	16,666	—	140.40	07/10/2028
	20,833	—	232.80	10/17/2023
	4,375	—	114.40	12/21/2024
	1,250	—	119.60	12/21/2025
	3,750	—	82.00	12/20/2026
	6,250	—	47.60	08/29/2028
	6,965	—	8.36	06/02/2030
Beth M. Jantzen	104	—	205.20	10/14/2023
	104	—	278.40	11/28/2023
	104	—	326.40	12/09/2023
	1,000	—	114.40	12/21/2024
	750	—	138.00	02/14/2025
	1,250	—	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	2,500	—	47.60	08/29/2028
	6,695	—	8.36	06/02/2030

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Judith Murrah	833	—	280.80	12/01/2023
	1,875	—	114.40	12/21/2024
	104	—	326.40	12/09/2023
	1,250	—	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	3,750	—	47.60	08/29/2028
	6,965	—	8.36	06/02/2030
Employment Agreement with Dr. James A. Hayward
The following is a discussion of our employment agreement with Dr. Hayward as of September 30, 2020 and, where indicated, compensation actions prior to such date.
On July 28, 2016, an employment agreement was entered into with Dr. Hayward, effective July 1, 2016. The employment agreement provides that Dr. Hayward will be the Company’s CEO and will continue to serve on the Board of Directors. The initial term was from July 1, 2016 through June 30, 2017, with automatic one-year renewal periods. As of June 30, 2020, the employment agreement renewed for an additional year. Under the employment agreement, Dr. Hayward will be eligible for a special cash incentive bonus of up to $800,000, $300,000 of which is payable if and when annual revenue reaches $8 million and $100,000 of which would be payable for each $2 million of annual revenue in excess of $8 million, provided Dr. Hayward is still employed by the Company on such date(s). This bonus is separate from and in addition to the Revenue Bonus described above. Pursuant to the employment agreement, Dr. Hayward’s annual salary is $400,000. The employment agreement also provides for the following limited perquisites: an automobile allowance of up to $1,500 per month, a gas allowance, the use of an outside driver for up to twenty hours per week, a gym membership and an airline club membership.
The Board of Directors, acting in its discretion, may grant annual bonuses to Dr. Hayward. Dr. Hayward will be eligible to participate in retirement, welfare and incentive plans available to the Company’s other employees.
The agreement with Dr. Hayward also provides that if he is terminated by the Company without cause or if Dr. Hayward terminates his employment for good reason, then, in addition to earned and unpaid salary, bonus and benefits, and subject to the delivery of an executed general release and continuing compliance with restrictive covenants, Dr. Hayward will be entitled to receive a pro rata portion (based on the number of days elapsed from the beginning of the Company’s fiscal year to his termination of employment) of the greater of (X) the annual bonus he would have received if employment had continued through the end of the year of termination or (Y) the prior year’s bonus; installment payments for two years following termination in an aggregate amount equal to the greater of (i) 2.99 times Dr. Hayward’s base salary or (ii) two times the sum of (A) Dr. Hayward’s base salary and (B) Dr. Hayward’s prior year’s bonus (or, if greater, Dr. Hayward’s target bonus for the year of termination); Company-paid COBRA continuation coverage for 18 months post-termination; continuing life insurance benefits (if any) for two years; and extended exercisability of outstanding vested options (for three years from termination date or, if earlier, the expiration of the fixed option term). Upon termination due to death or disability, Dr. Hayward will generally be entitled to receive the same payments and benefits he would have received if his employment had been terminated by the Company without cause, other than the installment payments.
If termination of employment by the Company without cause or by Dr. Hayward for good reason occurs within six months before or two years after a change in control of the Company (as defined in the employment agreement), then, the severance payments that would otherwise have been paid in installments will be paid in a lump sum. Further, unless assumed or continued by the acquiror, all of Dr. Hayward’s outstanding options and other equity incentive awards will become fully vested upon the occurrence of a change in control of the Company (whether or not his employment is terminated in connection with such change in control). The exercisability period of outstanding options would be extended until three years following the change in control (or if later, termination), or the earlier expiration of the fixed option term.
Dr. Hayward is subject to standard restrictive covenants, including a two year post-employment non-compete and non-solicit of employees or customers.
Director Compensation: Fiscal 2020
During the fiscal year that ended September 30, 2020, we did not provide any cash compensation to our non-employee directors for their service on our Board of Directors. On May 13, 2020, the Board of Directors approved the recommendation from the compensation committee that each of the non-employee directors shall annually receive, for as long as they are a member of the Board of Directors, a stock option with a 10-year term to purchase a number of shares of common stock having a fair value of $125,000 on the date of grant as determined using the Black Scholes value, eligible to vest in full on the first anniversary of the date of grant, subject to continued board membership through such date. Our Board of Directors, upon recommendation from the compensation committee, may also grant additional stock options to purchase shares of our common stock to certain non-employee directors from time to time. In 2020, many of our non-employee directors received additional stock options with a fair value of $10,000 in recognition of their committee service or other additional time spent in fulfillment of their duties on the Board of Directors.
On November 7, 2019, Scott L. Anchin was appointed as a director of the Board of Directors. In connection with Mr. Anchin’s appointment to the Board of Directors, we entered into a consulting agreement, with Meadow Hill Place, LLC (“Meadow Hill”), a company wholly owned by Mr. Anchin, whereby Meadow Hill agreed to provide certain advisory services to the Company. The agreement expired on June 12, 2020. The agreement provided for compensation in the form of both cash and equity. Meadow Hill received $25,000 for the first month of the term, and $20,000 for each of the second through sixth months of the term. In addition, in satisfaction of the equity compensation portion of the agreement, (i) the Company granted an option to purchase 20,834 shares of its common stock to Mr. Anchin on December 12, 2019 at an exercise price equal to $4.26 per share, which vested on June 12, 2020, and (ii) the Company granted an option to purchase 20,786 shares of its common stock to Mr. Anchin on January 2, 2020 at an exercise price equal to $4.43 per share, which vested with respect to 9,121 shares on July 2, 2020, with the remainder forfeited prior to becoming vested upon the expiration of the consulting agreement on June 12, 2020.
Due to limits under our 2005 Stock Incentive Plan, we were not able to issue to Mr. Anchin all of the options due to him as a non-employee director in fiscal year 2020. Once our 2020 Stock Incentive Plan was approved, however, we granted Mr. Anchin an option with respect to 24,038 shares, at an exercise price of $7.54, on October 19, 2020. The grant was immediately exercisable with respect to 5,573 shares and will vest on May 22, 2021 with respect to 18,465 shares. The grant was intended to represent (i) an annual non-employee director stock option grant, pro-rated with respect to his service on the Board from November 7, 2019 through May 21, 2020, and (ii) an annual non-employee director stock option grant in respect of his service on the Board for the one year period commencing on May 22, 2020. It will be reflected in next year’s Director Compensation Table as fiscal year 2021 compensation.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
Sanford R. Simon(2)	—	—	135,000	—	135,000
Yacov A. Shamash(2)	—	—	135,000	—	135,000
John Bitzer, III(1)	—	—	125,000	—	125,000
Joseph D. Ceccoli(2)	—	—	135,000	—	135,000
Scott L. Anchin(3)	—	—	—	325,000	325,000
Robert C. Catell(2)	—	—	135,000	—	135,000
Elizabeth M. Schmalz Ferguson(2)	—	—	135,000	—	135,000

(1)
An option to purchase 12,598 shares of our common stock was granted to Mr. Bitzer on May 22, 2020 at an exercise price of $11.04 per share.

(2)
An option to purchase 13,606 shares of our common stock was granted to each of Messrs. Catell, Ceccoli, Simon and Shamash and Ms. Schmalz Ferguson on May 22, 2020, at an exercise price of $11.04 per share.

(3)
This represents the cash paid to Mr. Anchin under his consulting agreement, as well as the grant date fair value of options granted as part of the same consulting agreement. The method by which we calculated the grant date fair value for this option grant is described in footnote 4 below. As described in the narrative above, Mr. Anchin forfeited a portion of this option grant when he ceased to provide consulting services to us during fiscal year 2020.

(4)
The amounts represent the grant date fair value calculated in accordance with ASC 718 based on the Black Scholes value of the options on the grant date. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for the fiscal year ended September 30, 2020 filed with the SEC on December 17, 2020 under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Based Compensation.” As of September 30, 2020, Messrs. Simon, Shamash, Bitzer, Ceccoli, Catell, and Anchin and Ms. Schmalz Ferguson had total outstanding option awards (including warrants) of 23,814, 25,028, 22,318, 23,278, 22,400, 29,955 and 21,374 shares of our common stock, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Delabarta
John Bitzer, III, one of our directors, is President and Chief Executive Officer of ABARTA, a private, third- and fourth-generation family holding-company, which owns Delabarta. In connection with the investment in the Company by Delabarta during July 2011, we agreed to use best efforts to nominate its designee, Mr. Bitzer, to the Board of Directors and elect Mr. Bitzer as a director within 30 days of the closing and to nominate and include Mr. Bitzer on the slate of nominees for the Board of Directors for election by stockholders at the annual meetings of stockholders for so long as Delabarta owns at least 2% of the outstanding shares of common stock. As of the Record Date, Delabarta owned less than 1% of the outstanding shares of the Company’s common stock.
Meadow Hill
On November 7, 2019, Scott L. Anchin was appointed as a director of the Board of Directors. In connection with Mr. Anchin’s appointment to the Board of Directors, we entered into a consulting agreement, with Meadow Hill Place, LLC (“Meadow Hill”), a company wholly owned by Mr. Anchin, whereby Meadow Hill agreed to provide certain advisory services to the Company. The agreement expired on June 12, 2020. The agreement provided for compensation in the form of both cash and equity. Meadow Hill received $25,000 for the first month of the term, and $20,000 for each of the second through sixth months of the term. In addition, in satisfaction of the equity compensation portion of the agreement, (i) the Company granted an option to purchase 20,834 shares of its common stock to Mr. Anchin on December 12, 2019 at an exercise price equal to $4.26 per share, which vested on June 12, 2020, and (ii) the Company granted an option to purchase 20,786 shares of its common stock to Mr. Anchin on January 2, 2020 at an exercise price equal to $4.43 per share, which vested with respect to 9,121 shares on July 2, 2020, with the remainder forfeited prior to becoming vested upon the expiration of the consulting agreement on June 12, 2020.
Other Relationships
Conversion of Notes
On August 31, 2018, we entered into a securities purchase agreement with certain investors, including Delabarta and William Montgomery, who subsequently became a 5% or greater stockholder, and certain of our officers and directors, pursuant to which we issued and sold an aggregate of  $1.65 million in principal amount of secured convertible notes (the “2018 Notes”) bearing interest at a rate of 6% per annum to persons in the amounts listed below.
On November 29, 2018, we entered into a securities purchase agreement (“Purchase Agreement”), pursuant to which we issued and sold an aggregate of  $550,000 in principal amount of additional 2018 Notes. Dr. Hayward, our chairman, president and chief executive officer, purchased $500,000 in principal amount of the 2018 Notes.
During September 2019, such 2018 Notes were converted into 102,893 shares of our common stock. Included in the conversion, Dr. James A. Hayward, our chief executive officer, converted approximately $1.59 million of such 2018 Notes, into approximately 72,500 shares of our common stock. In addition, other directors, officers, and affiliates of the Company converted approximately $409,000 of such 2018 Notes in September 2019 into 18,929 shares of our common stock.
Private Placement of Secured Convertible Notes.
On July 17, 2019, we issued $1.5 million of secured convertible notes (the “July 2019 Notes”), bearing interest at a rate of 6% per annum, in a non-brokered private placement with an accredited investor, Dillon Hill Capital, LLC. Dillion Hill Capital, LLC and Dillion Hill Investment Company (together the “Warrant Investors”) are both controlled by Bruce Gross and are included in the table “Security Ownership of Certain Beneficial Owners and Management.”

On November 15, 2019, we closed an underwritten public offering where we issued and sold 2,285,000 shares of our common stock and 2,285,000 accompanying common warrants (the “2019 Warrants”) each with the right to purchase one share of our common stock at an exercise price of $5.25 per share. In such offering, the Warrant Investors purchased certain of the 2019 Warrants. On October 7, 2020, we entered into Warrant Exercise Agreements (each, a “Warrant Exercise Agreement”) with each of the Warrant Investors, whereby 318,000 of our 2019 Warrants were exercised. The gross proceeds to the Company from this partial exercise of the 2019 Warrants was $1,669,500.
On October 9, 2020, the Company entered into a letter agreement with Dillon Hill Capital, LLC as sole holder of the July 2019 Notes for the repayment in full of such notes, in an aggregate amount of $1,665,581, representing their outstanding principal amount plus accrued but unpaid interest through their scheduled maturity date. The Company paid such payoff amount on October 9, 2020.
Private Placement of Common Stock.
On August 22, 2019, the Company issued and sold 38,704 shares of common stock at a price of $10.80 per share for total gross proceeds of $418,000 to a group of accredited investors, including its chief executive officer, president and chairman of the board of directors, our chief information officer, and a 5% or greater stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the shares of our common stock beneficially owned as of July 19, 2021, (i) by each person who is known to us to beneficially own 5% or more of the outstanding common stock, (ii) by each of the executive officers named in the table under “Executive Compensation” and by each of our directors and (iii) by all executive officers and directors as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790.
Name and Address of Beneficial Owner	Title of Class	Number of Shares Owned(1)	Percentage of Class(2)
Executive Officers and Directors:
James A. Hayward	Common Stock	291,481(3)	3.81%
Yacov A. Shamash	Common Stock	26,613(4)	*
John Bitzer, III	Common Stock	57,553(5)(6)	*
Robert C. Catell	Common Stock	24,340(10)	*
Joseph D. Ceccoli	Common Stock	23,847(7)	*
Beth M. Jantzen	Common Stock	27,389(11)	*
Judith Murrah	Common Stock	31,863(12)	*
Scott L. Anchin	Common Stock	24,288(17)	*
Sanford R. Simon	Common Stock	23,886(8)	*
Elizabeth Schmalz Ferguson	Common Stock	22,150(13)	*
Clay Shorrock	Common Stock	1,417(15)	*
All directors and officers as a group (11 persons)	Common Stock	554,827(9)	7.06%
5% Stockholder:
Bruce Grossman	Common Stock	658,739(14)	8.09%
Empery Asset Management, LP	Common Stock	486,876(16)	6.50%
CVI Investments, Inc.	Common Stock	455,000(18)	6.08%

*
indicates less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”).

(2)
Based upon 7,486,120 shares of common stock outstanding as of July 19, 2021. Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are beneficially held by such person (but not those held by any other person) have been exercised and converted.

(3)
Includes 157,295 shares underlying currently exercisable options.

(4)
Includes 25,028 shares underlying currently exercisable options.

(5)
Includes 22,318 shares underlying currently exercisable options.

(6)
Includes 34,563 shares of common stock owned by Delabarta, a wholly-owned subsidiary of ABARTA. Mr. Bitzer is the former President and a member of the board of directors of each of Delabarta and ABARTA. Mr. Bitzer disclaims beneficial ownership of the shares held by Delabarta except to the extent of his pecuniary interest therein.

(7)
Includes 23,278 shares underlying currently exercisable options.

(8)
Includes 23,814 shares underlying currently exercisable options.

(9)
Includes 377,595 shares underlying currently exercisable options.

(10)
Includes 22,400 shares underlying currently exercisable options.

(11)
Includes 27,317 shares underlying currently exercisable options.

(12)
Includes 29,316 shares underlying currently exercisable options.

(13)
Includes 21,374 shares underlying currently exercisable options.

(14)
This information is based on a Form 13GA filed with the SEC on January 21, 2021 by Bruce Grossman. Bruce Grossman reported sole and shared voting and sole and shared dispositive power of 658,739 shares of common stock underlying currently exercisable warrants. The address of Bruce Grossman is c/o Dillon Hill Capital LLC, 200 Business Park Drive, Suite 306, Armonk, NY 10504.

(15)
Includes 1,417 shares underlying currently exercisable options.

(16)
This information is based on a Form 13G filed with the SEC on January 14, 2021 by Empery Asset Management LP (“Empery”). Empery reported shared voting and shared dispositive power of 480,000 shares of common stock and 6,876 shares of common stock issuable upon exercise of Warrants. The address for Empery is 1 Rockefeller Plaza, Suite 1205 New York, New York 10020.

(17)
Includes 24,038 shares underlying currently exercisable options.

(18)
This information is based on a Form 13G filed with the SEC on January 19, 2021 by CVI Investments, Inc. (“CVI”). CVI reported shared voting and shared dispositive power of 455,000 shares of common stock. The address of CVI is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2022 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no earlier than March 6, 2022 and no later than April 3, 2022. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2022 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than March 6, 2022 and no later than April 3, 2022. However, if our 2022 annual meeting of stockholders is held more than 30 days before or more than 60 days after September 15, 2022, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2022 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, representation and agreement. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as amended, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer
Stony Brook, New York
August 3, 2021

Appendix A
Ratification Resolutions
WHEREAS, on September 16, 2020, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), setting forth an amendment (the “September 2020 COI Amendment”) that effected a decrease in the total number of authorized shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), from 500,000,000 shares to 200,000,000 shares (the “Authorized Shares Decrease”);
WHEREAS, the Board believes that the September 2020 COI Amendment and the Authorized Shares Decrease effected thereby were validly authorized by the Board and the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders, held on September 16, 2020 (the “2020 Annual Meeting”), pursuant to the Company’s stockholders’ approval of the proposals submitted to the Company’s stockholders at the 2020 Annual Meeting in connection with the September 2020 COI Amendment;
WHEREAS, the Board has been advised that uncertainty has been raised regarding whether the September 2020 COI Amendment and the Authorized Shares Decrease effected thereby were properly approved; and
WHEREAS, in order to eliminate any uncertainty regarding the validity of the September 2020 COI Amendment and the Authorized Shares Decrease effected thereby, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to adopt the following resolutions to ratify such actions.
NOW, THEREFORE, BE IT RESOLVED, that the potentially defective corporate acts to be ratified by this resolution are (i) the approval, filing and effectiveness of the September 2020 COI Amendment filed with the Office of the Secretary of State of the State of Delaware (the “State Office”) on September 16, 2020, and (ii) the Authorized Shares Decrease effected thereby (collectively, the “Potentially Defective Corporate Acts”);
FURTHER RESOLVED, that the nature of the potential failures of authorization in respect of the Potentially Defective Corporate Acts identified in the paragraph immediately above are as follows: (i) the September 2020 COI Amendment proposal was submitted to the Company’s stockholders for their approval at the 2020 Annual Meeting, and, at the 2020 Annual Meeting, the Company’s inspector of elections determined that the proposal to approve the September 2020 COI Amendment received the requisite stockholder approval, and based in part on that determination, the Company filed the September 2020 COI Amendment with the State Office on September 16, 2020, thereby effecting the Authorized Shares Decrease as of September 17, 2020; (ii) as part of the determination that the September 2020 COI Amendment proposal received the requisite stockholder approval, votes cast by brokers/nominees without instruction from the beneficial owners of certain shares of Common Stock (the “Broker Votes”) were counted as votes in favor of the approval of the September 2020 COI Amendment proposal; however, the counting of the Broker Votes in favor of such approval was inconsistent with certain statements made in the Company’s proxy materials for its 2020 Annual Meeting, which stated that a broker/nominee would not have discretion to vote on the September 2020 COI Amendment proposal without instruction from the applicable beneficial owner and that the failure of a beneficial owner to provide his, her or its broker/nominee with instruction regarding how to vote on the September 2020 COI Amendment proposal would have no effect with respect to the September 2020 COI Amendment proposal; (iii) if such Broker Votes were counted as votes “against” the September 2020 COI Amendment proposal, the September 2020 COI Amendment proposal would not have been approved by the holders of at least a majority of the outstanding shares of Common Stock entitled to vote on the September 2020 COI Amendment proposal, as required by the Company’s Certificate of Incorporation;
FURTHER RESOLVED, that the Board hereby approves, adopts and authorizes, in all respects, the ratification of the Potentially Defective Corporate Acts pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) and approves, adopts, authorizes and ratifies the Potentially Defective Corporate Acts;

FURTHER RESOLVED, that the Board hereby directs that the Potentially Defective Corporate Acts shall be submitted to the stockholders of the Company for the stockholders to ratify such acts under Section 204 of the DGCL and under common law, and the Board hereby recommends that the stockholders ratify the Potentially Defective Corporate Acts;
FURTHER RESOLVED, that the duly appointed officers of the Company (the “Authorized Officers”) be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to submit the proposals to ratify the Potentially Defective Corporate Acts at 2021 Annual Meeting of Stockholders of the Corporation (as the same may be adjourned and/or postponed, the “Annual Meeting”) of the Company’s stockholders, which meeting shall be held on September 15, 2021 at 10:00 a.m., local time, via live webcast, and further directed to provide notice of the Annual Meeting in accordance with Section 204(d) of the DGCL to the stockholders entitled to vote thereon and to all other holders entitled to notice thereunder;
FURTHER RESOLVED, that the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting shall be the close of business on July 19, 2021 (unless the Board subsequently fixes a different record date for such purposes);
FURTHER RESOLVED, that the Authorized Officers be, and each of them individually hereby is, authorized, empowered and directed in the name and on behalf of the Company to prepare or have prepared a proxy statement and such other definitive proxy materials in connection with the Annual Meeting, as may be required by the Company’s by-laws and applicable federal securities and state corporate laws and regulations, to be filed with or delivered to the SEC and Nasdaq, as applicable, and distributed to stockholders in connection with the Annual Meeting;
FURTHER RESOLVED, that the Board hereby recommends that the stockholders entitled to vote thereon approve the ratification of the Potentially Defective Corporate Acts;
FURTHER RESOLVED, that at any time before the “validation effective time,” as such term in used in Section 204 of the DGCL, in respect of the Potentially Defective Corporate Acts identified in the foregoing resolutions, notwithstanding approval of the ratification of such Potentially Defective Corporate Acts by the stockholders of the Company, the Board may abandon the ratification of such Potentially Defective Corporate Acts without further action of the stockholders of the Company;
FURTHER RESOLVED, that, following the ratification by the stockholders of the Company of the Potentially Defective Corporate Acts identified in the foregoing resolutions, the Authorized Officers be, and each of them individually hereby is, authorized to execute a certificate of validation in respect of such applicable Potentially Defective Corporate Acts and to cause such certificate of validation to be filed with the State Office, with such certificate of validation to be in such form and filed at such time as any such Authorized Officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificate of validation); and
FURTHER RESOLVED, that in addition to the ratification permitted by Section 204 of the DGCL, the Board hereby approves, adopts, confirms and ratifies the Potentially Defective Corporate Acts identified in the foregoing resolutions for all purposes of, and to the fullest extent permitted by, the common law of Delaware or any other applicable law.
2. General Authority
RESOLVED, that all actions heretofore taken and all documentation heretofore delivered by the Authorized Officers in furtherance of the foregoing resolutions are hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of the Company in accordance with the respective terms and provisions thereof; and
FURTHER RESOLVED, that the Authorized Officers be, and each of them acting alone hereby is, authorized, empowered and directed to take, or cause to be taken, any and all other such acts and actions and to prepare, execute and deliver, or cause to be prepared, executed and delivered any and all such other documents, instruments, certificates, filings and papers in the name and on behalf of the Company, under its corporate seal or otherwise, and to incur and to pay all such fees and expenses as they, or any one of them shall deem necessary, proper or advisable in order to carry out the full intent and purpose of the foregoing resolutions.

Appendix B
§ 204 Ratification of defective corporate acts and stock
(a)   Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.
(b) (1)    In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:
(A)   The defective corporate act or acts to be ratified;
(B)   The date of each defective corporate act or acts;
(C)   If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;
(D)   The nature of the failure of authorization in respect of each defective corporate act to be ratified; and
(E)   That the board of directors approves the ratification of the defective corporate act or acts.
Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.
(2)   In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:
(A)   The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;
(B)   The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and
(C)   That the ratification of the election of such person or persons as the initial board of directors is approved.
(c)   Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:
(1) (A)   No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party,

would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and
(B)   Such defective corporate act did not result from a failure to comply with § 203 of this title; or
(2)   As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.
(d)   If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:
(1)   If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;
(2)   The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and
(3)   In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.
(e)   If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:
(1)   Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;
(2)   A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and
(3)   Information required by 1 of the following paragraphs:
a.   If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;
b.   If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or
c.   If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.
(f)   From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:
(1)   Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and
(2)   Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.
(g)   In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, §  14 or §  15(d) (15 U.S.C. § 78m, §  77n or §  78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.
(h)   As used in this section and in § 205 of this title only, the term:
(1)   “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;
(2)   “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;
(3)   “Overissue” means the purported issuance of:
a.   Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or
b.   Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;
(4)   “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:
a.   But for any failure of authorization, would constitute valid stock; or
b.   Cannot be determined by the board of directors to be valid stock;
(5)   “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;
(6)   “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:
a.   The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;
b.   Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and
c.   The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.
(7)   “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.
In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.
(i)   Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.
§ 205 Proceedings regarding validity of defective corporate acts and stock
(a)   Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:
(1)   Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;
(2)   Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;
(3)   Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;
(4)   Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and
(5)   Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.
(b)   In connection with an action under this section, the Court of Chancery may:
(1)   Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;
(2)   Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;
(3)   Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;
(4)   Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;
(5)   Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;
(6)   Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;
(7)   Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;
(8)   Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9)   Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and
(10)   Make such other orders regarding such matters as it deems proper under the circumstances.
(c)   Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.
(d)   In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:
(1)   Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;
(2)   Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;
(3)   Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;
(4)   Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and
(5)   Any other factors or considerations the Court deems just and equitable.
(e)   The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.
(f)   Notwithstanding any other provision of this section, no action asserting:
(1)   That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or
(2)   That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions, may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

APPLIED DNA SCIENCES, INC. ATTN: BETH JANTZEN50 HEALTH SCIENCES DRIVE STONY BROOK, NY 11790 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 14, 2021, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/APDN2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 14, 2021, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D56849-P59654 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONAPPLIED DNA SCIENCES, INC.The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of DirectorsNominees:01)James A. Hayward 05)Scott L. Anchin !!! 02)John Bitzer, III03)Robert B. Catell04)Joseph D. Ceccoli 06)Yacov A. Shamash07)Sanford R. Simon08)Elizabeth M. Schmalz Ferguson The Board of Directors recommends you vote FOR the following proposals:For Against Abstain2.Approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock!!!to 200,000,000;3.Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending!!!September 30, 2021; and4.Approval, if necessary, of any such other matters as may properly come before the meeting or any postponement or adjournment of!!!the meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.APPLIED DNA SCIENCES, INC.Annual Meeting of Stockholders September 15, 2021 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder executing and delivering this Proxy hereby appoints Ms. Judith Murrah and Ms. Beth Jantzen and each of them as proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Applied DNA Sciences, Inc. held of record by the undersigned as of July 19, 2021, at the Annual Meeting of Stockholders of Applied DNA Sciences, Inc., to be held virtually at www.virtualshareholdermeeting.com/APDN2021 on Wednesday, September 15, 2021 at 10:00 a.m., local time, or at any postponements or adjournments of the meeting.This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other matters as may properly come before the meeting as said proxies deem advisable.THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.Continued and to be signed on reverse side

APPLIED DNA SCIENCES, INC. ATTN: BETH JANTZEN50 HEALTH SCIENCES DRIVE STONY BROOK, NY 11790Your Vote Counts!APPLIED DNA SCIENCES, INC.2021 Annual MeetingVote by September 14, 202111:59 PM ETD56852-P59654You invested in APPLIED DNA SCIENCES, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 15, 2021.Get informed before you voteView the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 1, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may(1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl #Smartphone usersPoint your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting*September 15, 2021 10:00 AM Local Time www.virtualshareholdermeeting.com/APDN2021*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1.Election of DirectorsNominees:01)James A. Hayward05) Scott L. Anchin02)John Bitzer, III06) Yacov A. Shamash03)Robert B. Catell07) Sanford R. Simon04)Joseph D. Ceccoli08) Elizabeth M. Schmalz Ferguson For2. Approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000; For3. Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021; and For4. Approval, if necessary, of any such other matters as may properly come before the meeting or any postponement or adjournment of the meeting. ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.D56853-P59654